1 EG PPL Corporation Amended and Restated 2012 Stock Incentive Plan Performance Unit Agreement PERFORMANCE UNIT AGREEMENT (the “Agreement”) dated as of the Date of Grant set forth in the Notice of Grant (as defined below), by and between PPL Corporation, a Pennsylvania corporation (the “Company”), and the participant whose name appears on the Notice of Grant (the “Participant”). 1. Grant of Stock Based Award. Subject to the terms and conditions of this Agreement (including vesting conditions): (a) The Company hereby evidences and confirms its grant to the Participant, effective as of the Date of Grant, of the number of stock-based units contingent upon Company financial performance (the “Performance Units”) specified in the Notice of Grant attached hereto as Exhibit A and made a part hereof (“Notice of Grant”). (b) Dividend Equivalents. (i) The Participant will be credited with dividend equivalents if on any date while the Performance Units are outstanding hereunder the Company pays any cash dividend on its shares of Common Stock (“Cash Dividend Equivalent Units”), which shall represent a future contingent right to a number of shares of Common Stock with a current Fair Market Value equal to the product of (x) the number of Target Performance Units held by the Participant hereunder as of the related dividend record date, multiplied by (y) the amount of such cash dividend per share of Common Stock. (ii) The Participant will be credited with dividend equivalents if on any date while the Performance Units are outstanding hereunder the Company shall pay any stock dividend on its shares of Common Stock (“Stock Dividend Equivalent Awards”) (which together with “Cash Dividend Equivalent Awards” are “Dividend Equivalent Units”), which shall be paid, without interest, in the form of a contingent right to a future number of shares of Common Stock, equal to the product of (x) the number of Target Performance Units held by the Participant hereunder as of the related dividend record date, multiplied by (y) the number of shares of Common Stock (including any fraction thereof) payable as a dividend on one share of Common Stock. (iii) Dividend Equivalents Units will accrue on any credited Dividend Equivalent Units (in addition to accruing on Target Performance Units) upon each cash or stock dividend paid on Company shares. Any Dividend Equivalent Units shall be subject to the same vesting and payment terms and conditions as the corresponding Performance Units to which they relate. (c) This Agreement and the Performance Units and Dividend Equivalent Units granted hereunder are subject to all of the terms and conditions of the PPL Corporation Amended and Restated 2012 Stock Incentive Plan (the “Plan”), as amended from time to time, which are incorporated by reference herein. If there is any

2 inconsistency between the terms hereof and the terms of the Plan, the terms of the Plan shall govern. Any capitalized terms used herein without definition shall have the meanings set forth in the Plan. 2. Vesting of Performance Units and Dividend Equivalents. (a) General. The number of the Performance Units and Dividend Equivalent Units which shall be vested and paid shall be based on the extent of the attainment of the Performance Goal established by the Committee for the Performance Period (as set forth in the Notice of Grant). The payout percentage determined by the Performance Goal attainment will be multiplied by the number of Target Performance Units and Dividend Equivalent Units to obtain the number of vested Performance Units and Dividend Equivalent Units Promptly after the conclusion of the Performance Period, the Committee will determine the extent to which the Performance Goal has been satisfied and how many Performance Units and Dividend Equivalent Units will vest. (b) Service. (i) In order for Performance Units and Dividend Equivalent Units to vest according to Section 2(a), the Participant must continue employment through the last day of the Performance Period (as set forth in the Notice of Grant), except as provided in Section 2(b)(ii) or 2(c) below. In the event of the Participant’s termination of Employment for any reason other than death, Disability or Retirement prior to the last day of the Performance Period, all of the Participant's Performance Units and Dividend Equivalent Units shall be immediately forfeited and cancelled by the Company without consideration. (ii) Death, Disability, Retirement. (A) Subject to Section 2(c) below, in the event of the Participant’s termination of Employment with the Company and its Affiliates due to death, Disability or Retirement prior to the last day of the Performance Period, the Participant shall be deemed to have been continuously employed until the last day of the Performance Period. (B) For purposes of this Agreement, “Retirement” shall mean the Participant’s termination of Employment at a time when the Participant is eligible to commence monthly retirement benefits under the Company’s Retirement Plan, or, if the Participant is not a participant in the Company’s Retirement Plan, under any other defined benefit pension plan (whether or not tax qualified) maintained by the Company Group, or, if the Participant is not covered by any defined benefit pension plan, then Retirement shall mean the Participant’s termination of Employment at or after age 55. (c) Change in Control. Notwithstanding the foregoing, in the event of a Change in Control which constitutes a change in the ownership or effective control, or change in ownership of a substantial portion of the assets, of the Company within the meaning of Section 409A of the Code (a “409A Change in Control”), while a Participant remains employed with the Company and its Affiliates (or following termination of Employment due to death, Disability or Retirement), (x) before the end of the Performance Period, (A) the Performance Goal shall be deemed satisfied at the “Target Award” level (as described in the Notice of Grant), (B) the date of the

3 409A Change in Control will be considered to be the last day of the Performance Period, and (C) a pro rata portion of the Target number of the Performance Units and Dividend Equivalent Units will vest based on a fraction, the numerator of which is the number of days elapsed from the commencement of the Performance Period through the date immediately prior to the Change in Control, and the denominator of which is the number of days in the original Performance Period, and (y) upon or after the conclusion of the Performance Period, the Performance Goal will be satisfied (if at all) to the extent of actual attainment of the Performance Goal. (d) No shares of Common Stock will be issued or issuable (or other consideration be payable) with respect to any portion of the Performance Units and Dividend Equivalent Units that do not vest in accordance with the foregoing provisions of Section 2. Any Performance Units or Dividend Equivalent Units that do not vest at the end of the Performance Period shall be immediately forfeited and cancelled by the Company without any consideration. 3. Payment Date. Subject to Section 7(c), on the Payment Date (as defined below), the Company shall issue to the Participant one share of Common Stock in settlement of each Performance Unit and Dividend Equivalent Unit that vests as provided in Section 2, if any. The “Payment Date” upon which this Award shall be settled and paid shall occur as soon as practicable following the last day of the Performance Period but in any event not later than March 15 of the year following such date. If a 409A Change in Control occurs, the Payment Date shall occur as of immediately prior to the Change in Control. No fractional shares of Common Stock shall be issued. The Committee may, in its discretion, round up to the nearest whole share or pay cash in lieu of any fractional share in settlement of an Award based on the Fair Market Value of the Common Stock on the Payment Date. 4. Securities Law Compliance. Notwithstanding any other provision of this Agreement, the Participant may not sell the shares of Common Stock acquired upon settlement of the Performance Units and Dividend Equivalent Units unless such shares are registered under the Securities Act of 1933, as amended (the “Securities Act”), or, if such shares are not then so registered, such sale would be exempt from the registration requirements of the Securities Act. The sale of such shares must also comply with other applicable laws and regulations governing the shares, and Participant may not sell the shares of Common Stock, if the Company determines that such sale would not be in material compliance with such laws and regulations. 5. Participant’s Rights with Respect to the Performance Units and Dividend Equivalent Units. (a) Restrictions on Transferability. The Performance Units and Dividend Equivalent Units granted hereby are not assignable or transferable, in whole or in part, and may not, directly or indirectly, be offered, transferred, sold, pledged, assigned, alienated, hypothecated or otherwise disposed of or encumbered (including, without limitation, by gift, operation of law or otherwise) other than by will or by the laws of descent and distribution to the estate of the Participant upon the Participant’s death; provided that the deceased Participant’s beneficiary or representative of the Participant’s estate shall acknowledge and agree in writing, in a form reasonably acceptable to the Company, to be bound by the provisions of this Agreement and the Plan, as if such beneficiary or the estate were the Participant.

4 (b) No Rights as Stockholder. The Participant shall not have any rights as a stockholder including any voting, dividend or other rights or privileges as a stockholder of the Company with respect to any Common Stock corresponding to the Performance Units and Dividend Equivalent Units granted hereby, unless and until shares of Common Stock are actually issued to the Participant in respect thereof. 6. Adjustment in Capitalization. In the event of any change in the outstanding Common Stock by reason of any recapitalization, combination or exchange of shares or other similar changes in the Common Stock, appropriate adjustment shall be made by the Committee, in accordance with Section 10 of the Plan. 7. Miscellaneous. (a) Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns, any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein. (b) No Right to Continued Employment. Nothing in the Plan or this Agreement shall interfere with or limit in any way the right of the Company or any of its Affiliates to terminate the Participant’s Employment at any time, or confer upon the Participant any right to continue in the employ of the Company or any of its Affiliates. (c) Tax Withholding. The Company and its Affiliates shall have the right to deduct from all amounts payable to the Participant (whether under the Plan or otherwise) any amount of taxes required by law to be withheld in respect of settlement of the vested Performance Units and Dividend Equivalent Units, as may be necessary in the opinion of the Company to satisfy tax withholding required by law to be withheld. Unless otherwise determined by the Committee, the Company will meet such obligations with respect to the settlement and payment of any vested Performance Units and Dividend Equivalent Units by having the Company withhold the least number of whole shares of Common Stock having a Fair Market Value sufficient to satisfy the amount required to be withheld in respect of settlement and payment of the vested Performance Units and Dividend Equivalent Units. (d) Applicable Law. This Agreement shall be governed by and construed in accordance with the law of the Commonwealth of Pennsylvania regardless of the application of rules of conflict of laws that would apply to the laws of any other jurisdiction. (e) Limitation on Rights; No Right to Future Grants; Extraordinary Item of Compensation. By entering into this Agreement and accepting the Performance Unit Award evidenced hereby, the Participant acknowledges: (i) that the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (ii) that the Award does not create any contractual or other right to receive future grants of Awards; (iii) that participation in the Plan is voluntary; (iv) that the value of the Performance Unit Award is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; and (v) that the future value of the shares of Common Stock is unknown and cannot be predicted with certainty.

5 (f) Headings and Captions. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. (g) Amendments. The terms of this Agreement may be amended from time to time by the Committee in its sole discretion in any manner it deems appropriate; provided that no such amendment shall, without the Participant’s consent, materially diminish the Participant’s rights under this Agreement. (h) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument. (i) Recoupment of Award. This Agreement and grant of Performance Units and Dividend Equivalent Units, all of Participant’s other outstanding equity awards, any future equity awards, and any compensation associated therewith, will be made subject to forfeiture, recovery by the Company or other action pursuant to any compensation recovery policy adopted by the Board or the Committee at any time, including in response to the requirements of Section 10D of the Exchange Act, the SEC’s final rules thereunder (Listing Standards for Recovery of Erroneously Awarded Compensation, 87 Fed. Reg. 73076-73142) and any listing rules or other rules and regulations implementing the foregoing, or as otherwise required by law. This Agreement may be unilaterally amended by the Committee to comply with any such compensation recovery policy. Sincerely, PPL Corporation By: Vincent Sorgi President and CEO

6 EG Exhibit A PPL CORPORATION AMENDED AND RESTATED 2012 STOCK INCENTIVE PLAN PERFORMANCE UNIT AWARD - NOTICE OF GRANT The number of shares of PPL Common Stock that may become vested under this Performance Unit Award shall be based on the achievement of pre-established Performance Goals as set by the Committee for the Performance Period, based on the following: Name of Participant: Participant Name Date of Grant: Grant date Target Number of Performance Units Awarded (subject to vesting): X,XXX Maximum Number of Performance Units: X,XXX Performance Period: Performance Goal: Payout Schedule: